UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – November 7, 2017

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2017, the board of directors of Extended Stay America, Inc. (the Company”) approved the appointment of Simon Mendy, 40, as Executive Vice President of Operations of the Company, effective November 7, 2017. In this role, Mr. Mendy will report directly to the Company’s Chief Executive Officer. Mr. Mendy previously served as the Company’s Senior Vice President of Operations, South Division since May 2013, Vice President of Training, Standards and Guest Relations from April 2012 to May 2013, Regional Director of Operations from August 2008 to April 2012 and Director of Revenue Management from June 2005 to August 2008.

The Company and Mr. Mendy will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-190052) and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Mendy and any other person pursuant to which Mr. Mendy was appointed as Executive Vice President of Operations of the Company. Mr. Mendy has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There are no family relationships between Mr. Mendy and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Indemnification Agreement between Extended Stay America, Inc. and Directors and Executive Officers (incorporated by reference to Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 filed on November 8, 2013 (File No. 333-190052)).

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Indemnification Agreement between Extended Stay America, Inc. and Directors and Executive Officers (incorporated by reference to Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 filed on November 8, 2013 (File No. 333-190052)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: November 7, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: November 7, 2017	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel